CUSIP NO. 918096 10 8                    13D


                                   EXHIBIT 1

                                   AGREEMENT


         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree only one statement containing information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of UUNET Technologies, Inc.

Dated:  May 8, 1996

                                           /s/ JOHN W. SIDGMORE
                                           ----------------------------------
                                           John W. Sidgmore


                                           /s/ RICHARD L. ADAMS, JR.
                                           ----------------------------------
                                           Richard L. Adams, Jr.


                                           /s/ DANIEL C. LYNCH
                                           ----------------------------------
                                           Daniel C. Lynch


                                           /s/ LES B. STRAUSS
                                           ----------------------------------
                                           Les B. Strauss



                                           MICROSOFT CORPORATION


                                           By: /s/ ROBERT A. ESHELMAN
                                              ------------------------------
                                               Authorized Officer

CUSIP NO. 918096 10 8                    13D



Entities:

                 Accel IV L.P.
                 Accel Keiretsu L.P.
                 Accel Investors '93 L.P.
                 Ellmore C. Patterson Partners
                 Accel IV Associates L.P.
                 Swartz Family Partnership L.P.


                                           By: /s/ G. CARTER SEDNAOUI
                                               ------------------------------
                                               G. Carter Sednaoui
                                               Attorney-in-fact
                                               for above-listed entities


Individuals:

                 James W. Breyer
                 Luke B. Evnin
                 Donald A. Gooding
                 Paul H. Klingenstein
                 Arthur C. Patterson
                 G. Carter Sednaoui
                 James R. Swartz


                                           By: /s/ G. CARTER SEDNAOUI
                                              ------------------------------
                                               G. Carter Sednaoui
                                               Attorney-in-fact for above-listed
                                               individuals or individually

CUSIP NO. 918096 10 8                    13D



NEW ENTERPRISE ASSOCIATES V, LIMITED PARTNERSHIP
By:  NEA PARTNERS V, LIMITED PARTNERSHIP

         By:              *
            --------------------------------
            Charles W. Newhall III
            General Partner


NEA PARTNERS V, LIMITED PARTNERSHIP

By:             *
   -------------------------------
   Charles W. Newhall III
   General Partner


           *
- ------------------------------
Frank A. Bonsal, Jr.


           *
- ------------------------------
C. Richard Kramlich


           *
- ------------------------------
Arthur J. Marks


           *
- ------------------------------
Thomas C. McConnell


           *
- ------------------------------
Charles W. Newhall III

                                    *By: /s/ NANCY L. DORMAN
                                         ----------------------------------
                                         Nancy L. Dorman, in her individual
                                         capacity and as Attorney-in-Fact

- -------------------------------------------------------------------------------

This Agreement of Joint Filing was executed by Nancy L. Dorman pursuant to Powers of Attorney filed with the Securities and Exchange Commission on February 13, 1992, in connection with a Schedule 13G for Advanced
Inverventional Systems Inc. and on February 13, 1995 in connection with a
Schedule 13G for Acuity Imaging, Inc., which Powers of Attorney are incorporated herein by reference.

CUSIP NO. 918096 10 8                    13D


MENLO VENTURES IV, L.P.                            MENLO EVERGREEN V, L.P.

By: MV Management IV, L.P.                         By: MV Management IV, L.P.
    its general partner                                its general partner


By: /s/ JOHN W. JARVE                             By: /s/ JOHN W. JARVE
   ----------------------------------------           -----------------------
         General Partner                                 General Partner

MV MANAGEMENT IV, L.P.


By: /s/ JOHN W. JARVE
   ----------------------------------------
         General Partner



                *
- -------------------------------------------
Thomas H. Bredt




/s/ JOHN W. JARVE
- -------------------------------------------
John W. Jarve



/s/ DOUGLAS C. CARLISLE
- -------------------------------------------
Douglas C. Carlisle



                *
- -------------------------------------------
H. DuBose Montgomery

                                                * By: /s/ JOHN W. JARVE
                                                     ------------------------
                                                     John W. Jarve as attorney-
                                                     in-fact for Thomas H.
                                                     Bredt and H. DuBose
                                                     Montgomery